UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. )
Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Minim, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

MINIM, INC.
848 ELM STREET
MANCHESTER, NEW HAMPSHIRE 03101
March 14, 2023
Dear Stockholder:
You are cordially invited to attend a Special Meeting of Stockholders of Minim, Inc. to be held on Monday, March 27, 2023. Due to the continuing public health impact of the coronavirus (COVID-19) pandemic, as well as to support the health and well-being of our stockholders and employees, this Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively via online audio-only broadcast. You will be able to participate in the Special Meeting, vote your shares and submit your questions during the meeting via the Internet by visiting www.virtualshareholdermeeting.com/MINM2023SM. The Special Meeting will be held in virtual format only and will begin at 10:00 a.m. Eastern Time.
The official Notice of Special Meeting, together with a Proxy Statement and form of proxy, are enclosed.
The purpose of the Special Meeting is to consider and act upon a proposed amendment to Minim’s Amended and Restated Certificate of Incorporation to reverse split the Company’s outstanding shares of Common Stock, in a ratio to be determined by the Board of Directors subject to the limitations described in the accompanying Proxy Statement. The principal reason for the reverse stock split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market. If we do not regain compliance with that minimum bid price requirement, our Common Stock will be subject to delisting from The Nasdaq Capital Market. Our Board believes any such delisting would have potentially adverse consequences to the Company and its stockholders.
Whether or not you plan to participate in the Virtual Special Meeting, we urge you to vote your shares by using one of the voting options available to you as described in the accompanying Proxy Statement. If you wish to revoke your proxy at the meeting, you can withdraw your proxy and vote your shares electronically during the meeting.
The Board of Directors has fixed the close of business on February 21, 2023 as the record date for determination of stockholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof.
We look forward to seeing those of you who will be able to participate in the Special Meeting in its virtual format.
Very truly yours,

Mehul Patel
Chief Executive Officer

IMPORTANT: YOU ARE URGED TO SUBMIT YOUR PROXY BY INTERNET OR TELEPHONE BY FOLLOWING THE INSTRUCTIONS AVAILABLE IN THE ACCOMPANYING PROXY STATEMENT. EVEN IF YOU HAVE SUBMITTED YOUR PROXY, YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO EXERCISE BY FILING WITH THE COMPANY A WRITTEN REVOCATION, BY EXECUTING A PROXY AT A LATER DATE, OR BY PARTICIPATING IN AND VOTING AT THE MEETING. THANK YOU FOR ACTING PROMPTLY.

MINIM, INC.
848 Elm Street
Manchester, New Hampshire 03101
NOTICE OF VIRTUAL SPECIAL MEETING OF STOCKHOLDERS
NOTICE IS HEREBY GIVEN that a Virtual Special Meeting of Stockholders (the “Special Meeting”) of Minim, Inc. (the “Company”) will be held on Monday, March 27, 2023 at 10:00 a.m. Eastern Time. The meeting will be held for the following purposes:
(1)
To approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the outstanding shares of our common stock, par value $0.01 per share (the “Common Stock”), at a ratio of not less than 1-for-10 and not greater than 1-for-25 (or any number in between), with the exact ratio and effective time of the reverse stock split to be determined by our Board of Directors; and

(2)	To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the Reverse Stock Split Proposal.
The Board of Directors has fixed the close of business on February 21, 2023 as the record date for determining the stockholders entitled to receive notice of and to vote at the Special Meeting and any continuation or adjournment thereof.
To participate in the meeting, be deemed present, vote, examine the stockholders list and ask questions, go to www.virtualshareholdermeeting.com/MINM2023SM. You will need the 16-digit confirmation number included on your proxy card or on the instructions that accompany your proxy materials. Because the Special Meeting is virtual and being conducted over the Internet, stockholders will not be able to attend the Special Meeting in person.
All stockholders are cordially invited to participate in the Virtual Special Meeting. Whether or not you plan to participate in the Special Meeting, you are urged to vote by proxy in accordance with the instructions included in the accompanying Proxy Statement. Any stockholder participating in the Special Meeting may vote electronically during the meeting even if she or he has voted by proxy.
BY ORDER OF THE BOARD OF DIRECTORS

Mehul Patel
Chief Executive Officer
Manchester, New Hampshire
March 14, 2023
Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be Held on March 27, 2023: The Proxy Statement for the Special Meeting is available at www.proxyvote.com.

MINIM, INC.

PROXY STATEMENT FOR THE SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON Monday, MARCH 27, 2023

INFORMATION CONCERNING SOLICITATION AND VOTING
General
The enclosed proxy is solicited on behalf of the Board of Directors of Minim, Inc., for use at the Virtual Special Meeting of Stockholders to be held on Monday, March 27, 2023 at 10:00 a.m. Eastern Time (the “Special Meeting”), or at any continuation or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Virtual Special Meeting of Stockholders. This Proxy Statement, the form of proxy and accompanying materials are being first delivered or sent to stockholders on March 14, 2023. Stockholders can participate in the Virtual Special Meeting by visiting www.virtualshareholdermeeting.com/MINM2023SM. In this proxy statement we refer to Minim, Inc., as “Minim,” the “Company,” “we,” or “us.”
Record Date, Stock Ownership and Voting
Only stockholders of record at the close of business on February 21, 2023, are entitled to receive notice of and to vote at the Special Meeting. At the close of business on February 21, 2023, there were outstanding and entitled to vote 47,152,417 shares of common stock, par value $.01 per share (“Common Stock”). Each stockholder is entitled to one vote for each share of Common Stock.
One-third of the shares of Common Stock outstanding and entitled to vote is required to be present or represented by proxy at the Special Meeting in order to constitute the quorum necessary to take action at the Special Meeting. Votes cast by proxy or in person at the Special Meeting will be tabulated by the inspector of elections appointed for the Special Meeting. The inspector of elections will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining a quorum. Shares of Common Stock held of record by brokers who do not return a signed and dated proxy or do not comply with the voting instructions will not be considered present at the Special Meeting, will not be counted towards a quorum and will not be voted on any proposal. Shares of Common Stock held of record by brokers which comply with the voting instructions but fail to vote on a proposal (“broker non-votes”) will be considered present at the Special Meeting and will count toward the quorum but will be deemed not to have voted on any proposal. We anticipate that, under the rules of The Nasdaq Capital Market, the Reverse Stock Split Proposal (as defined below) will be considered a “routine” matter and brokers which do not receive instructions from beneficial holders of shares will therefore be entitled to vote such shares on the Reverse Stock Split Proposal. However, to ensure that your shares are voted, we request that, if you do not hold your shares of record, you provide voting instructions to your broker.
An affirmative vote of a majority of the outstanding shares of Common Stock entitled to vote thereon will be necessary to approve the proposed amendment to the Company’s Amended and Restated Certificate of Incorporation to effect the reverse stock split of our outstanding shares of Common Stock (the “Reverse Stock Split Proposal”). Any shares not voted (whether by abstention, broker non-vote or otherwise) will have the same effect as a vote against this proposal. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares at the Special Meeting.
We do not intend to submit any other proposals to the stockholders at the Special Meeting. The Board of Directors was not aware, a reasonable time before mailing of this proxy statement to stockholders, of any other business that may properly be presented for action at the Special Meeting. If any other business should properly come before the Special Meeting, shares represented by all proxies received by us will be voted with respect thereto in accordance with the best judgment of the persons named as attorneys in the proxies.
How to Vote
BY THE INTERNET
•	Go to www.virtualshareholdermeeting.com/MINM2023SM. You may vote via the Internet during the meeting. Have the information that is available on the proxy card and follow the instructions.

BY TELEPHONE
•
Use any touch-tone telephone to dial 1-800-690-6903 to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

BY MAIL
•	To vote by written proxy, complete, sign and date your proxy card and return it promptly in the postage-paid envelope to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood NY 11717.
Revocability of Proxies
Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before the final vote. A person’s proxy vote may be revoked by filing a written notice of revocation and sending such notice to Minim, Inc. at 848 Elm Street, Manchester, New Hampshire 03101, by duly executing a proxy bearing a later date, or by participating in the Special Meeting and voting electronically.
Solicitation
All costs of this solicitation of proxies will be borne by Minim. Minim may reimburse banks, brokerage firms and other persons representing beneficial owners of shares for their reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, fax, electronic mail, or personal solicitations by directors, officers, or employees of Minim. No additional compensation will be paid for any such services. Minim may engage a professional proxy solicitation firm to assist in the proxy solicitation and, if so, will pay such solicitation firm customary fees plus expenses.

PROPOSAL NO. 1
THE REVERSE STOCK SPLIT PROPOSAL
APPROVAL OF AN AMENDMENT TO THE COMPANY’S AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE OUTSTANDING SHARES OF THE COMPANY’S COMMON STOCK, AT A RATIO OF NOT LESS THAN 1-FOR-10 AND NOT GREATER THAN 1-FOR-25, WITH THE EXACT RATIO AND EFFECTIVE TIME OF THE REVERSE STOCK SPLIT TO BE DETERMINED BY THE BOARD OF DIRECTORS
General
Our Board has unanimously approved, and recommends that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation (the “Charter”) (the “Certificate of Amendment”), to effect a reverse stock split (the “Reverse Stock Split”) at a ratio of not less than 1-for-10 and not greater than 1-for-25 (or any number in between), with the final decision of whether to proceed with the Reverse Stock Split, the effective time of the Reverse Stock Split, and the exact ratio of the Reverse Stock Split to be determined by the Board, in its sole discretion and without further action by the stockholders. This proxy statement refers to the proposal to approval the Reverse Stock Split on the terms described in the proxy statement as the “Reverse Stock Split Proposal.”
If the stockholders approve the Reverse Stock Split and the Board decides to implement it, the Reverse Stock Split will become effective as of 12:01 a.m. Eastern Time on a date to be determined by the Board that will be specified in the Certificate of Amendment (the “Effective Time”). If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
The Reverse Stock Split will be realized simultaneously for all outstanding shares of Common Stock. The Reverse Stock Split will affect all holders of shares of Common Stock uniformly and each stockholder will hold the same percentage of Common Stock outstanding immediately following the Reverse Stock Split as that stockholder held immediately prior to the Reverse Stock Split, except for immaterial adjustments that may result from the treatment of fractional shares as described below. The Reverse Stock Split will not change the par value of our Common Stock and will not reduce the number of authorized shares of Common Stock. The Reverse Stock Split will also affect outstanding equity awards and equity plans, as described in “Principal Effects of Reverse Stock Split on Outstanding Equity Awards and Equity Plans” below.
Reasons for the Reverse Stock Split
The principal reason for the Reverse Stock Split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market. However, there can be no assurance that the trading price of our Common Stock will be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.
As previously reported, on April 25, 2022, we received written notice (the “Notification Letter”) from the Listings Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) stating that we were not in compliance with the minimum bid price requirements of Nasdaq Listing Rule 5550(a)(2) (the “Minimum Bid Price Rule”) because our Common Stock failed to maintain a minimum closing bid price of $1.00 for 30 consecutive business days. The Notification Letter stated that we would have 180 calendar days, or until October 24, 2022, to demonstrate our compliance with the Minimum Bid Price Rule. On October 25, 2022, we received a second letter from Nasdaq advising that we had been granted an additional 180 calendar days, or until April 24, 2023, to regain compliance with the Minimum Bid Price Rule in accordance with Nasdaq Listing Rule 5810(c)(3)(A).
In the event that we are unable to regain compliance with the Minimum Bid Price Rule by completing the Reverse Stock Split and Nasdaq commences delisting proceedings, our Common Stock will trade, if at all, on the over-the counter market, such as the OTC Markets Group, including OTCQX, OTCQB or OTC Pink (formerly known as the “pink sheets”), which could adversely impact us by, among other things, reducing the liquidity and market price of our Common Stock; reducing the number of investors willing to hold or acquire our Common Stock; limiting our ability to issue additional securities in the future; and limiting our ability to fund our operations. The Board has considered the potential harm to the Company and our stockholders should Nasdaq delist our

Common Stock. Delisting from Nasdaq would likely adversely affect our ability to raise additional financing through the public or private sale of equity securities and would significantly affect the ability of investors to trade our securities. Delisting would also likely negatively affect the value and liquidity of our Common Stock because alternatives, such as the OTC Markets Group, including OTCQX, OTCQB or OTC Pink, are generally considered to be less efficient markets.
Given the volatility and fluctuations in the capital markets, and if our share price does not appreciate prior to the deadline, we believe that our best option to meet Nasdaq’s $1.00 minimum bid price requirement under the Minimum Bid Price Rule would be to effect the Reverse Stock Split to increase the per-share trading price of our Common Stock.
In addition, we believe that the low per share market price of our Common Stock impairs our marketability to and acceptance by institutional investors and other members of the investing public and creates a negative impression of the Company. Theoretically, decreasing the number of shares of our Common Stock outstanding should not, by itself, affect the marketability of the shares, the type of investor who would be interested in acquiring them, or our reputation in the financial community. In practice, however, many investors, brokerage firms and market makers consider low-priced stocks as unduly speculative in nature and, as a matter of policy, avoid investment and trading in such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The presence of these factors may be adversely affecting, and may continue to adversely affect, not only the pricing of our Common Stock but also its trading liquidity. In addition, these factors may affect our ability to raise additional capital through the sale of our Common Stock.
Further, we believe that a higher stock price could help us attract and retain employees and other service providers. We believe that some potential employees and service providers are less likely to work for a company with a low stock price, regardless of the size of the company’s market capitalization. If the Reverse Stock Split successfully increases the per share price of our Common Stock, we believe this increase will enhance our ability to attract and retain employees and other service providers.
We hope that the decrease in the number of shares of our outstanding Common Stock as a consequence of the Reverse Stock Split, and the anticipated increase in the price per share, will encourage greater interest in our Common Stock by the financial community, business development partners and the investing public, help us attract and retain employees and other service providers, help us raise additional capital through the sale of our Common Stock in the future if needed, and possibly promote greater liquidity for our stockholders with respect to those shares presently held by them. However, the possibility also exists that liquidity may be adversely affected by the reduced number of shares which would be outstanding if the Reverse Stock Split is effected, particularly if the price per share of our Common Stock begins a declining trend after the Reverse Stock Split is effected.
The Board believes that stockholder adoption of a range of reverse stock split ratios (as opposed to adoption of a single reverse stock split ratio or a set of fixed ratios) provides maximum flexibility to achieve the purposes of the Reverse Stock Split and, therefore, is in the best interests of the Company. In determining a ratio following the receipt of stockholder adoption, the Board (or any authorized committee of the Board) may consider, among other things, factors such as:
•	the historical trading price and trading volume of our Common Stock;
•	the number of shares of our Common Stock outstanding;
•	the then-prevailing trading price and trading volume of our Common Stock and the anticipated impact of the Reverse Stock Split on the trading market for our Common Stock;
•	the anticipated impact of a particular ratio on our ability to reduce administrative and transactional costs;
•	the continued listing requirements of Nasdaq; and
•	prevailing general market and economic conditions.
The Board reserves the right to elect to abandon the Reverse Stock Split, notwithstanding stockholder approval thereof, if it determines, in its sole discretion, that the Reverse Stock Split is no longer needed to regain compliance with Nasdaq’s listing requirements or is no longer in the best interests of the Company.

Text of the Reverse Stock Split Amendment
Our Board of Directors proposes to delete the first paragraph of Article FOURTH of our Amended and Restated Certificate of Incorporation in its entirety and insert the following in lieu thereof, so that such paragraph will read in its entirety as follows:
“The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation shall have the authority to issue is sixty-two million (62,000,000), of which sixty million (60,000,000) shares shall be Common Stock, having a par value of $.01 per share, and of which two million (2,000,000) shares shall be Preferred Stock, having a par value of $.001 per share. Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each [whole number of shares, as determined by the Board], of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.01 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.”
The Certificate of Amendment attached hereto as Appendix A reflects the changes that will be implemented to our Amended and Restated Certificate of Incorporation if this Proposal No. 1 is approved by the stockholders.
Principal Effects of the Reverse Stock Split
If the stockholders approve the proposal to authorize the Board to implement the Reverse Stock Split and the Board implements the Reverse Stock Split, we will amend the existing provisions of Article FOURTH of our Charter in the manner set forth above.
By approving this amendment, stockholders will approve the combination of any whole number of shares of Common Stock between and including 1-for-10 and 1-for-25, with the exact number to be determined by the Board, into one (1) share. The Certificate of Amendment to be filed with the Secretary of State of the State of Delaware will include only that number determined by the Board to be in the best interests of the Company and its stockholders. In accordance with these resolutions, the Board will not implement any amendment providing for a different split ratio.
As explained above, the Reverse Stock Split will be effected simultaneously for all issued and outstanding shares of Common Stock and the reverse stock split ratio will be the same for all issued and outstanding shares of Common Stock. The Reverse Stock Split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in the Company, except to the extent that the Reverse Stock Split results in any of our stockholders receiving a cash payment in lieu of owning a fractional share, as described in the section titled “Fractional Shares” below. The shares of our Common Stock will remain fully paid and non-assessable after giving effect to the Reverse Stock Split. The Reverse Stock Split will not affect our continuing obligations under the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the Reverse Stock Split, our Common Stock will continue to be listed on The Nasdaq Capital Market, under the symbol “MINM,” although it would receive a new CUSIP number.
Upon effectiveness of the Reverse Stock Split, the number of authorized shares of Common Stock that are not issued or outstanding will increase substantially, because the proposed amendment will not reduce the number of authorized shares, while it will reduce the number of outstanding shares by a factor of between and including 1-for-10 and 1-for-25, depending on the reverse stock split ratio selected by the Board.
The shares that are authorized but unissued after the Reverse Stock Split will be available for issuance, and, if we issue these shares, the ownership interest of holders of our Common Stock may be diluted. We may issue such shares to raise capital and/or as consideration in acquiring other businesses or establishing strategic relationships with other companies. Such acquisitions or strategic relationships may be effected using shares of our Common Stock or other securities convertible into shares of our Common Stock and/or by using capital that may need to be raised by selling such securities. We do not have any agreement, arrangement or understanding at this time with respect to any specific transaction or acquisition for which the newly unissued authorized shares would be issued.
Procedure for Effecting Reverse Stock Split and Exchange of Stock Certificates
If the Reverse Stock Split is approved by our stockholders, and if at such time the Board still believes that a reverse stock split is in the best interests of the Company and its stockholders, the Board will determine the ratio of the Reverse Stock Split to be implemented. The Reverse Stock Split will become effective as of the Effective Time. The Board will determine the exact timing of the filing of the Certificate of Amendment based on its evaluation as to when the filing would be the most advantageous to the Company and its stockholders. If the Board does not decide to implement the Reverse Stock Split within twelve months from the date of the Special Meeting, the authority granted in this proposal to implement the Reverse Stock Split will terminate.
Except as described below under the section titled “Fractional Shares,” at the Effective Time, each whole number of issued and outstanding pre-Reverse Stock Split shares that the Board has determined will be combined into one (1) post-Reverse Stock Split share, will, automatically and without any further action on the part of our stockholders, be combined into and become one (1) share of Common Stock, and each certificate which, immediately prior to the Effective Time represented pre-Reverse Stock Split shares, will be deemed for all corporate purposes to evidence ownership of post-Reverse Stock Split shares.
Fractional Shares
No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders of record at the Effective Time of the Reverse Stock Split who otherwise would be entitled to receive fractional shares because they hold a number of pre-Reverse Stock Split shares not evenly divisible by the number of pre-Reverse Stock Split shares for which each post-Reverse Stock Split share is to be exchanged, will, in lieu of a fractional share, be entitled, upon surrender to the exchange agent of certificate(s) representing such pre-Reverse Stock Split shares, to a cash payment in lieu thereof. The cash payment will equal the fraction to which the stockholder would otherwise be entitled multiplied by the closing trading price (as adjusted to reflect the Reverse Stock Split) of our Common Stock, on the date on which the Reverse Stock Split becomes effective.
Stockholders should be aware that, under the escheat laws of the various jurisdictions where stockholders reside, sums due for fractional interests that are not timely claimed after the Effective Time may be required to be paid to the designated agent for each such jurisdiction. Thereafter, stockholders otherwise entitled to receive such funds may have to seek to obtain them directly from the state to which they were paid.
Risks Associated with the Reverse Stock Split
We cannot predict whether the Reverse Stock Split will increase the market price for our Common Stock. Additionally, the market price of our Common Stock will also be based on our performance and other factors, some of which are unrelated to the number of shares outstanding. Further, there are a number of risks associated with the Reverse Stock Split, including:
•
The market price per share of our shares of Common Stock post-Reverse Stock Split may not remain in excess of the $1.00 minimum bid price per share as required by Nasdaq, or we may fail to meet the other requirements for continued listing on Nasdaq, including the minimum value of listed securities, as described above, resulting in the delisting of our Common Stock.

•
Although the Board believes that a higher stock price may help generate the interest of new investors, the Reverse Stock Split may not result in a per-share price that will successfully attract certain types of investors and such resulting share price may not satisfy the investing guidelines of institutional investors or investment funds. Further, other factors, such as our development programs, financial results, market conditions and the market perception of our business, may adversely affect the interest of new investors in the shares of our Common Stock. As a result, the trading liquidity of the shares of our Common Stock may not improve as a result of the Reverse Stock Split and there can be no assurance that the Reverse Stock Split, if completed, will result in the intended benefits described above.

•	The Reverse Stock Split could be viewed negatively by the market and other factors, such as those described above, which may adversely affect the market price of the shares of our Common Stock.

Consequently, the market price per post-Reverse Stock Split shares may not increase in proportion to the reduction of the number of shares of our Common Stock outstanding before the implementation of the Reverse Stock Split. Accordingly, the total market capitalization of our shares of Common Stock after the Reverse Stock Split may be lower than the total market capitalization before the Reverse Stock Split. Any reduction in total market capitalization as the result of the Reverse Stock Split may make it more difficult for us to meet the Nasdaq Listing Rule regarding minimum value of listed securities, which could result in our shares of Common Stock being delisted from The Nasdaq Capital Market.
•
The Reverse Stock Split may result in some stockholders owning “odd lots” of less than 100 shares of Common Stock. Odd lot shares may be more difficult to sell, and brokerage commissions and other costs of transactions in odd lots are generally somewhat higher than the costs of transactions in “round lots” of even multiples of 100 shares.

Book-Entry Shares
If the Reverse Stock Split is effected, stockholders who hold uncertificated shares (i.e., shares held in book-entry form and not represented by a physical stock certificate), either as direct or beneficial owners, will have their holdings electronically adjusted automatically by our transfer agent (and, for beneficial owners, by their brokers or banks that hold in “street name” for their benefit, as the case may be) to give effect to the Reverse Stock Split. Stockholders who hold uncertificated shares as direct owners will be sent a statement of holding from our transfer agent that indicates the number of post-Reverse Stock Split shares of our Common Stock owned in book-entry form.
Certificated Shares
As soon as practicable after the Effective Time of the Reverse Stock Split, stockholders will be notified that the Reverse Stock Split has been effected. We expect that our transfer agent will act as exchange agent for purposes of implementing the exchange of stock certificates. Holders of pre-Reverse Stock Split shares will be asked to surrender to the exchange agent certificates representing pre-Reverse Stock Split shares in exchange for the appropriate number of shares representing post-Reverse Stock Split shares electronically in book-entry form and provide the stockholder with a statement reflecting the number of shares registered in the stockholder’s account. Until surrendered, we will deem such stockholder’s outstanding certificate(s) held by stockholders to be cancelled and only to represent the number of shares of post-Reverse Stock Split shares to which these stockholders are entitled. Any pre-Reverse Stock Split shares submitted for transfer, whether pursuant to a sale or other disposition, or otherwise, will automatically be exchanged for post-Reverse Stock Split shares. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE(S) AND SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL REQUESTED TO DO SO.
Principal Effects of Reverse Stock Split on Outstanding Equity Awards and Equity Plans
As of February 21, 2023, the record date, there were outstanding under our existing equity incentive plans stock options to purchase an aggregate of 929,265 shares of our Common Stock with a weighted average exercise price of $1.87 per share. In addition, there were then outstanding restricted stock units which can, at the election of the Company, be potentially settled through the issuance of an additional 433,775 shares of our Common Stock.
When the Reverse Stock Split becomes effective, the number of shares of Common Stock covered by such rights will be reduced to between and including 1-for-10 and 1-for-25 the number currently covered, and the exercise price per share will be increased to between and including 10 and 25 times the current exercise price, resulting in the same aggregate price being required to be paid therefor upon exercise thereof as was required immediately preceding the Reverse Stock Split. Furthermore, to the extent (if any) the Company may in the future elect to settle restricted stock units in shares of Common Stock, the number of shares issuable in connection with such settlement will be proportionately reduced.
In addition, the total number of shares of Common Stock and number of shares of Common Stock subject to stock options or similar rights authorized under our equity incentive plans will automatically be proportionately adjusted for the reverse stock split ratio, such that fewer shares will be subject to such plans.

The following table contains approximate information relating to our Common Stock under the minimum and maximum ratios of the Reverse Stock Split, based on share information as of the record date, without giving effect to the treatment of fractional shares.
	No Split	1-for-10	1-for-25
Number of authorized shares of Common Stock	60,000,000	60,000,000	60,000,000
Number of outstanding shares of Common Stock	47,152,417	4,715,241	1,886,096
Number of shares of Common Stock reserved for issuance upon exercise of outstanding stock options or settlement of outstanding restricted stock units	4,250,000	425,000	170,000
Number of shares of Common Stock reserved for issuance in connection with future awards under our equity incentive plans	1,271,155	127,116	50,846

Number of authorized and unreserved shares of Common Stock not outstanding	7,326,428	54,732,643	57,893,058
Authorized but unissued and unreserved shares of Common Stock as a percentage of total authorized shares of Common Stock	12.2%	91.2%	96.5%
Accounting Matters
The Reverse Stock Split will not affect the common stock capital account on our balance sheet. However, because the par value of our Common Stock will remain unchanged at the effective time of the split, the components that make up the common stock capital account will change by offsetting amounts. Depending on the size of the Reverse Stock Split the Board decides to implement, the stated capital component will be reduced proportionately based upon the Reverse Stock Split and the additional paid-in capital component will be increased with the amount by which the stated capital is reduced. Immediately after the Reverse Stock Split, the per share net income or loss and net book value of our Common Stock will be increased because there will be fewer shares of Common Stock outstanding. All historic share and per share amounts in our financial statements and related footnotes will be adjusted accordingly for the Reverse Stock Split.
Effect on Par Value
The proposed amendment to our Charter will not affect the par value of our Common Stock, which will remain at $0.01 per share.
Transfer Agent and Registrar
The transfer agent and registrar for our Common Stock is now and will remain Computershare.
Listing
Our Common Stock is currently traded on The Nasdaq Capital Market under the symbol “MINM”. The principal reason for the Reverse Stock Split is to increase the per share trading price of our Common Stock in order to help ensure a share price high enough to satisfy the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market. However, there can be no assurance that the trading price of our Common Stock would be maintained at such level or that we will be able to maintain the listing of our Common Stock on The Nasdaq Capital Market.
No Going Private Transaction
Notwithstanding the decrease in the number of outstanding shares following the proposed Reverse Stock Split, our Board does not intend for this transaction to be the first step in a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.
Potential Anti-Takeover Effect
Although the increased proportion of unissued authorized shares to issued shares could, under certain circumstances, have an anti-takeover effect (for example, by permitting issuances that would dilute the stock ownership of a person seeking to effect a change in the composition of the Board or contemplating a tender offer or other transaction for the combination of the Company with another company), the Reverse Stock Split proposal is not being proposed in response to any effort of which we are aware to accumulate shares of our Common Stock or obtain control of the Company, nor is it part of a plan by management to recommend a series of similar amendments to the Board and stockholders. Other than the Reverse Stock Split proposal, the Board does not currently contemplate recommending the adoption of any other actions that could be construed to affect the ability of third parties to take over or change control of the Company.
No Dissenters’ Appraisal Rights
Under the Delaware General Corporation Law, our stockholders are not entitled to dissenters’ appraisal rights with respect to the Reverse Stock Split, and we will not independently provide stockholders with any such right.
Material United States Federal Income Tax Consequences of the Reverse Stock Split
The following is not intended as tax or legal advice. Each holder should seek advice based on his, her or its particular circumstances from an independent tax advisor.
The following is a summary of certain United States federal income tax consequences of the Reverse Stock Split generally applicable to beneficial holders of shares of our Common Stock. This summary addresses only such stockholders who hold their pre-Reverse Stock Split shares as capital assets and will hold the post-Reverse Stock Split shares as capital assets. This discussion does not address all United States federal income tax considerations that may be relevant to particular stockholders in light of their individual circumstances or to stockholders that are subject to special rules, such as financial institutions, tax-exempt organizations, insurance companies, dealers in securities, and foreign stockholders. The following summary is based upon the provisions of the Internal Revenue Code of 1986, as amended, applicable Treasury Regulations thereunder, judicial decisions and current administrative rulings, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Tax consequences under state, local, foreign, and other laws are not addressed herein. Each stockholder should consult the holder’s own tax advisor as to the particular facts and circumstances which may be unique to such stockholder and also as to any estate, gift, state, local or foreign tax considerations arising out of the Reverse Stock Split.
No gain or loss will be recognized by a stockholder upon such stockholder’s exchange of pre-Reverse Stock Split shares for post-Reverse Stock Split shares pursuant to the Reverse Stock Split, except to the extent of cash, if any, received in lieu of fractional shares, further described in “Cash in Lieu of Fractional Shares” below. The aggregate tax basis of the post-Reverse Stock Split shares received in the Reverse Stock Split, including any fractional share deemed to have been received, will be equal to the aggregate tax basis of the pre-Reverse Stock Split shares exchanged therefor, and the holding period of the post-Reverse Stock Split shares will include the holding period of the pre-Reverse Stock Split shares.
A holder of pre-Reverse Stock Split shares that receives cash in lieu of a fractional share of post-Reverse Stock Split shares should generally be treated as having received such fractional share pursuant to the Reverse Stock Split and then as having exchanged such fractional share for cash in a redemption by us. The amount of any gain or loss should be equal to the difference between the ratable portion of the tax basis of the pre-Reverse Stock Split shares exchanged in the Reverse Stock Split that is allocated to such fractional share and the cash received in lieu thereof. In general, any such gain or loss will constitute a long-term capital gain or loss if the holder’s holding period for such pre-Reverse Stock Split shares exceeds one year at the time of the Reverse Stock Split. Deductibility of capital losses by holders is subject to limitations.
Interests of Directors and Executive Officers
Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposal except to the extent of their ownership of shares of our Common Stock.
Reservation of Right to Abandon Reverse Stock Split
We reserve the right to not file the Certificate of Amendment and to abandon any Reverse Stock Split without further action by our stockholders at any time before the effectiveness of the filing with the Secretary of the State of Delaware of the Certificate of Amendment, even if the authority to effect the amendment is approved by our stockholders at the Special Meeting. By voting in favor of the Reverse Stock Split, you are expressly also authorizing the Board to delay, not proceed with, and abandon, the Reverse Stock Split and the Certificate of Amendment if the Board should so decide, in its sole discretion, that such actions are in the best interests of our stockholders.

Vote Required
The affirmative vote, in person or by proxy, by the holders on the record date of a majority of the voting power of the outstanding shares of our Common Stock is required to approve the Certificate of Amendment to our Charter to effect the Reverse Stock Split of our Common Stock. Abstentions and broker non-votes, if any, will thus count as votes AGAINST the Reverse Stock Split.
Holders of proxies solicited by this Proxy Statement will vote the proxies received by them as directed on the proxy card or, if no direction is made, then FOR the Reverse Stock Split.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 1.

PROPOSAL NO. 2

ADJOURNMENT PROPOSAL
General
Our stockholders are being asked to consider and vote upon an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are insufficient votes in favor of approval of the Reverse Stock Split Proposal.
Required Vote
The affirmative vote of the holders of the majority of votes properly cast on this matter is required to approve the Adjournment Proposal. Broker non-votes will not occur in connection with this proposal because brokers, banks, trustees and other nominees have discretionary voting authority to vote shares on this proposal under stock exchange rules without specific instructions from the beneficial owner of such shares. Abstentions will have no effect on the outcome of this proposal.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” PROPOSAL NO. 2.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information regarding beneficial ownership of the Company’s Common Stock as of February 21, 2023 by (i) each person who is known by the Company to own beneficially more than five percent of the Company’s outstanding Common Stock, (ii) each of the Company’s current directors and principal executive and financial officers, (iii) each of the two additional persons who served as our principal executive or financial officers during a portion of our fiscal year ended December 31, 2022, and (iv) all of our current directors and executive officers as a group. As of December 31, 2022 and currently, the Company did not and currently does not have any executive officers other than Mehul Patel, its then and current Chief Executive Officer, and Dustin Tacker, its then and current Chief Financial Officer.
On February 21, 2023, there were 47,152,417 issued and outstanding shares of Company Common Stock. Unless otherwise noted, each person identified below possesses sole voting and investment power with respect to the shares listed. The information contained in this table is based upon information received from or on behalf of the named individuals or from publicly available information and filings by or on behalf of those persons with the SEC.
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(9)	% of Common Stock Outstanding
5% or Greater Stockholders:

Zulu Holdings LLC(2) c/o Orbit Group LLC 848 Elm Street, 2nd Floor Manchester, NH 03101	15,696,184	33.7%

Directors and Named Executive Officers:
Graham Chynoweth(3)	1,216,294	2.6
Sean Doherty(4)	—	*
Philip Frank(5)	74,661	*
Elizabeth Hitchcock(6)	17,838,088	37.8
Jeremy Hitchcock(6)	17,838,088	37.8
Sandra Howe	56,779	*
Mehul Patel	—	*
Patrick Rivard	—	*
Dustin Tacker(7)	36,547	*
All Current Directors and Executive Officers as a group (seven persons)(8)	22,700,061	48.1%
*	Less than one percent of shares outstanding.
(1)	Unless otherwise noted, the address of each person identified is c/o Minim, Inc., 848 Elm Street, Manchester, New Hampshire 03101.
(2)
Information is based on a Schedule 13D/A filed as of February 8, 2023, by Jeremy Hitchcock, Elizabeth Cash Hitchcock, Orbit Group LLC (“Orbit”), Hitchcock Capital Partners, LLC (“HCP”) and Zulu Holdings LLC (“Zulu”). The 15,696,184 shares are held of record by Zulu. HCP may be deemed the beneficial owner of the shares as a beneficial owner of the Common Stock held by Zulu through its ownership of Zulu. As the manager of Zulu, Orbit may be deemed the beneficial owner of the Common Stock held by Zulu. As the co-managers of Orbit and HCP, each of Mr. and Ms. Hitchcock may be deemed the beneficial owner of the shares held by Zulu.

(3)	During our fiscal year ended December 31, 2022, Mr. Chynoweth served as our Chief Executive Officer until his resignation effective September 8, 2022.
(4)	During our fiscal year ended December 31, 2022, Mr. Doherty served as our Chief Financial Officer until his resignation effective as of March 21, 2022.
(5)
Includes 15,000 shares that Mr. Frank has the right to acquire upon exercise of outstanding stock options which are currently exercisable or will become exercisable within sixty days after February 21, 2023.

(6)
Mr. and Ms. Hitchcock may be deemed to share beneficial ownership of all shares of the Company owned by either of them or investment vehicles, including Zulu, owned by either of them. Includes 7,500 shares that Mr. Hitchcock has the right to acquire upon exercise of outstanding stock options which are currently exercisable or will become exercisable within sixty (60) days after February 21, 2023.

(7)
Includes an aggregate of 29,167 shares that Mr. Tacker has the right to acquire upon exercise of outstanding stock options which are currently exercisable or will become exercisable within sixty (60) days after February 21, 2023.

(8)
The amount of beneficial ownership does not include restricted stock units granted under the Company’s 2021 Omnibus Incentive Compensation Plan and 2021 Non-Employee Directors Compensation Plan. Under the terms of such Plans, restricted stock units do not have voting rights and the Company has the right, at its option, to settle any restricted stock units which vest either in cash or in shares of Common Stock.

(9)
Includes an aggregate of 72,975 shares that our current directors and executive officers have the right to acquire upon exercise of outstanding stock options which are currently exercisable or will become exercisable within sixty (60) days after February 21, 2022.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS AND RECOMMENDATIONS FOR DIRECTOR
As described under “Deadline for Receipt of Stockholder Proposals and Recommendations for Director” in Minim’s Proxy Statement for the Annual Meeting of Stockholders held on June 8, 2022, stockholder recommendations to the Nominating and Corporate Governance Committee of candidates for its consideration as nominees for election as directors at Minim’s 2023 Annual Meeting of Stockholder, as well as other stockholder proposals for inclusion in Minim’s proxy materials for Minim’s 2023 Annual Meeting of Stockholders were required to be received by Minim no later than February 18, 2023 (120 days prior to June 8, 2023, the anniversary date of Minim’s 2022 Annual Meeting). However, if Minim’s 2023 Annual Meeting of Stockholders were to be held on a date which is more than 30 days after the anniversary date of the 2022 Annual Meeting held on June 8, 2022, then the deadline would be a reasonable time before we begin to print and mail proxy materials for the 2023 Annual Meeting. In such event, nominations or proposals would need to be delivered not more than 15 days following the date on which Minim provides notice or public disclosure of the date of the 2023 Annual Meeting.
In the event that Minim’s 2023 Annual Meeting of Stockholders were to be held on a date which is more than 30 days after the anniversary date of the 2022 Annual Meeting held on June 8, 2022, any stockholder recommendations to the Nominating and Corporate Governance Committee of a candidate for its consideration as a nominee for director at Minim’s 2023 Annual Meeting of Stockholders would be required to be submitted to the Nominating and Corporate Governance Committee, c/o Minim, Inc., 848 Elm Street, Manchester, New Hampshire 03101 and contain the specified information and conform to certain requirements set forth in Minim’s Bylaws, which are publicly available on Minim’s website at www.minim.com. In addition, any persons recommended should at a minimum meet the criteria and qualifications referred to in the Nominating and Corporate Governance Committee’s charter, a copy of which is also publicly available on Minim’s website at www.minim.com. The letter of recommendation from one or more stockholders should state whether or not the person(s) making the recommendation have beneficially owned 5% or more of Minim’s Common Stock for at least one year. The Nominating and Corporate Governance Committee may refuse to acknowledge the nomination of any person not made in compliance with the procedures set forth herein, in the Nominating and Corporate Governance Committee’s charter or in Minim’s Bylaws.
In the event that Minim’s 2023 Annual Meeting of Stockholders were to be held on a date which is more than 30 days after the anniversary date of the 2022 Annual Meeting held on June 8, 2022, any stockholder proposal (other than for nomination for election of directors) for inclusion in Minim’s proxy materials for Minim’s 2023 Annual Meeting of Stockholders would be required to be submitted by written notice delivered to Investor Relations, Minim, Inc., 848 Elm Street, Manchester, New Hampshire 03101, that sets forth: (i) as to each matter the stockholder proposes to bring before Minim’s 2023 Annual Meeting of Stockholders: a brief description of the business desired to be brought before such meeting, the text of the proposal, and the reasons for conducting such business at such meeting; and (ii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the proposal is being made: the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner, the class and series and number of shares of stock of the Company that are, directly or indirectly, owned, beneficially or of record, by such stockholder and such beneficial owner, and a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business.
Minim reserves the right to reject, rule out of order or take other appropriate action with respect to any nomination or proposal that does not comply with the foregoing requirements and with the SEC regulations regarding stockholder proposals.
STOCKHOLDER COMMUNICATIONS
Any stockholder wishing to communicate with any of Minim’s directors regarding Minim may write to the director c/o Investor Relations, Minim, Inc., 848 Elm Street, Manchester, New Hampshire 03101. Investor Relations will forward these communications directly to the director(s).

OTHER MATTERS
The Board of Directors knows of no other business to be presented for consideration at the Special Meeting other than described in this proxy statement. However, if any other business should properly come before the Special Meeting, it is the intention of the persons named in the proxy to vote, or otherwise act, in accordance with their best judgment on such matters.
HOUSEHOLDING
Company stockholders who share an address may receive only one copy of this Proxy Statement and the Annual Report from their bank, broker or other nominee, unless contrary instructions are received. We will deliver promptly a separate copy of this Proxy Statement and Annual Report to any stockholder who resides at a shared address and to which a single copy of the documents was delivered, if the stockholder makes a request by contacting our Corporate Secretary at 848 Elm Street, Manchester, New Hampshire 03101 or by telephone at (617) 423-1072. If you wish to receive separate copies of this Proxy Statement and the Annual Report in the future, or if you are receiving multiple copies and would like to receive a single copy for your household, you should contact your broker, bank or other nominee.
IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS ARE URGED TO UTILIZE THE AVAILABLE VOTING OPTIONS AS DESCRIBED IN THIS PROXY STATEMENT.
By order of the Board of Directors

Mehul Patel
Chief Executive Officer
Manchester, New Hampshire
March 14, 2023

Appendix A
FORM OF CERTIFICATE OF AMENDMENT
TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
Pursuant to Section 242 of the General Corporation Law of the State of Delaware
Minim, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), hereby certifies as follows:
FIRST: The name of the Corporation is Minim, Inc.
SECOND: The date on which the Certificate of Incorporation of the Corporation was originally filed with the Secretary of State of the State of Delaware is March 25, 1993, and was amended and restated by the Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware (the “Secretary of State”) on September 22, 2009, as amended by the Certificate of Amendment filed with the Secretary of State on November 16, 2015, the Certificate of Designation filed with the Secretary of State on November 16, 2015, the Certificate of Amendment filed with the Secretary of State on July 25, 2019, the Certificate of Amendment filed with the Secretary of State on June 2, 2021, the Certificate of Amendment filed with the Secretary of State on June 3, 2021, the Certificate of Correction filed with the Secretary of State on June 30, 2021 and the Certificate of Amendment filed with the Secretary of State on July 23, 2021 (as amended and restated, the “Certificate”).
THIRD: The Corporation hereby amends the Certificate as follows:
ARTICLE FOURTH of the Certificate is hereby deleted in its entirety and amended to read as follows:
The Corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.” The total number of shares of all classes of stock that the Corporation shall have the authority to issue is sixty-two million (62,000,000), of which sixty million (60,000,000) shares shall be Common Stock, having a par value of $.01 per share, and of which two million (2,000,000) shares shall be Preferred Stock, having a par value of $.001 per share. Upon the effectiveness of this Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Corporation (the “Effective Time”), each [whole number of shares, as determined by the Board], of Common Stock issued and outstanding at such time shall, automatically and without any further action on the part of the Corporation or the holder thereof, be combined into one (1) validly issued, fully paid and non-assessable share of Common Stock (the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain $0.001 per share. No fractional shares shall be issued, and, in lieu thereof, the Corporation shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock, as determined by the Board of Directors. Each certificate that immediately prior to the Effective Time represented shares of Common Stock (an “Old Certificate”) shall thereafter represent that number of shares of Common Stock into which the shares of Common Stock represented by the Old Certificate shall have been combined, subject to the elimination of fractional share interests as described above.
The Board of Directors of the Corporation is authorized, subject to limitations prescribed by the DGCL and the provisions of this Certificate of Incorporation, to provide, by resolution or resolutions from time to time and by filing a certificate or certificates of designations pursuant to the DGCL, for the issuance of the shares of Preferred Stock in series, to establish from time to time the number of shares to be included in each such series, the voting powers (if any) of the shares to be included in each such series, to fix the powers, designations, preferences and relative, participating, optional or other special rights of the shares of each such series and to fix the qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, special voting rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law. Except as otherwise specifically provided in this Certificate of Incorporation, no vote of the holders of the Preferred Stock or Common Stock shall be a prerequisite to the issuance of any shares of any series of the Preferred Stock authorized by and complying with the conditions of this Certificate of Incorporation, the right to have such vote being expressly waived by all present and future holders of the capital stock of the Corporation.
FOURTH: This Certificate of Amendment has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
[Signature page follows]

IN WITNESS WHEREOF, Minim, Inc. has caused this Certificate of Amendment to be signed by its chief executive officer this    day of     , 2023.
MINIM, INC

By:
Name:	Mehul Patel
Title:	Chief Executive Officer
[Signature page follows]

MINIM, INC.
848 ELM STREET
MANCHESTER, NH 03101

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 3/26/2023. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/MINM2023SM**
You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 3/26/2023. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR proposals 1 and 2.

	For	Against	Abstain
1. To approve an amendment to the Company's Certificate of Incorporation, as amended, to effect a reverse stock split of its common stock at a ratio in the range of 1:10 to 1:25, as determined by the Company's Board of Directors and with such reverse stock split to be effected as such time and date, if at all, as determined by the Company's Board of Directors in its sole discretion.	☐	☐	☐
2. To approve the adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes to approve the reverse stock split proposal.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000594668_1 R1.0.0.6

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com

MINIM, INC.
Special Meeting of Shareholders
March 27, 2023 10:00 AM
This proxy is solicited by the Board of Directors

The undersigned shareholder of Minim, Inc., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of the Special Meeting of Shareholders and Proxy Statement for such Special Meeting of Shareholders and hereby appoints Jeremy Hitchcock and Mehul Patel, and each of them acting singly, with full power of substitution and resubstitution, attorneys and proxies to represent the undersigned at the Special Meeting of Shareholders of the Company to be held virtually via the internet at www.virtualshareholdermeeting.com/MINM2023SM on March 27, 2023 at 10:00 AM, Eastern Time, and at any adjournment or adjournments thereof, with all power which the undersigned would possess if personally present, and to vote all shares of stock which the undersigned may be entitled to vote at said meeting upon the matters set forth in the Notice of Meeting in accordance with the following instructions and with discretionary authority upon such other matters as may come before the meeting. All previous proxies are hereby revoked.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. IT WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED AND IF NO DIRECTION IS INDICATED FOR ANY PARTICULAR PROPOSAL, IT WILL BE VOTED, AS APPLICABLE, "FOR" PROPOSAL 1 AND "FOR" PROPOSAL 2.

Continued and to be signed on reverse side

0000594668_2 R1.0.0.6